Press Release

RLJ Lodging Trust Reports Third Quarter 2025 Results

Net Loss per share attributable to common shareholders of $0.07
Adjusted FFO per diluted common share and unit of $0.27
Adjusted EBITDA of $72.6 million

Bethesda, MD, November 5, 2025 – RLJ Lodging Trust (the “Company”) (NYSE: RLJ) today reported results for the three and nine months ended September 30, 2025.

Third Quarter Highlights
•Portfolio Comparable RevPAR of $138.51, a decrease of 5.1% over the prior year
•Total Revenues of $330.0 million
•Net Loss of $3.8 million and Net Loss per share of $0.07
•Comparable Hotel EBITDA of $80.8 million
•Adjusted EBITDA of $72.6 million
•Adjusted FFO per diluted common share and unit of $0.27
•Repurchased 0.2 million shares for approximately $1.3 million

“Our third quarter results were consistent with our expectations and reflect the resiliency of our portfolio and lean operating model amid a choppy backdrop. Despite the lower occupancy environment, we were pleased to achieve continued growth in out-of-room spend, highlighting the success of our ROI initiatives, which combined with our disciplined cost control efforts contributed to our solid bottom-line results. During the quarter, we continued to advance our conversion pipeline as well as our transformative renovations, further positioning our portfolio to unlock embedded value,” commented Leslie D. Hale, President and Chief Executive Officer. “While the recent government shutdown and ongoing macro uncertainty have moderated our near-term view and are reflected in our updated full-year outlook, we are encouraged by a number of building blocks that should support a more constructive backdrop as we look ahead to 2026. We believe these tailwinds, together with the continued ramp of our strategic investments, as well as our strong balance sheet, position us to capture outsized benefits as demand strengthens.”

The prefix “comparable” as defined by the Company, denotes operating results which include results for periods prior to its ownership and excludes sold hotels. Explanations of EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, Hotel EBITDA Margin, FFO, and Adjusted FFO, as well as reconciliations of those measures to net income or loss, if applicable, are included within this release.

Financial and Operating Highlights
($ in thousands, except ADR, RevPAR, Change, and per share amounts)
(unaudited)

	For the three months ended September 30,			For the nine months ended September 30,
	2025	2024	Change	2025	2024	Change
Operational Overview: (1)
Comparable ADR	$189.74	$193.75	(2.1)%	$199.70	$200.07	(0.2)%
Comparable Occupancy	73.0%	75.4%	(3.1)%	72.6%	73.9%	(1.8)%
Comparable RevPAR	$138.51	$146.03	(5.1)%	$144.93	$147.81	(1.9)%

Financial Overview:
Total Revenue	$330,045	$345,744	(4.5)%	$1,021,267	$1,039,451	(1.7)%
Comparable Hotel Revenue	$330,027	$343,665	(4.0)%	$1,020,111	$1,035,284	(1.5)%

Net (loss) income	($3,798)	$20,643	(118.4)%	$28,005	$62,680	(55.3)%

Comparable Hotel EBITDA	$80,752	$100,666	(19.8)%	$279,073	$306,978	(9.1)%
Comparable Hotel EBITDA Margin	24.5%	29.3%	(480) bps	27.4%	29.7%	(230) bps
Adjusted EBITDA	$72,583	$91,927	(21.0)%	$254,185	$280,494	(9.4)%

Adjusted FFO	$41,103	$61,155	(32.8)%	$160,684	$191,634	(16.2)%
Adjusted FFO Per Diluted Common Share and Unit	$0.27	$0.40	(32.5)%	$1.07	$1.24	(13.7)%
Note:
(1) Comparable statistics reflect the Company's 94 hotel portfolio owned as of September 30, 2025.

Operational Update
Third quarter industry performance was impacted by the compounding effect of difficult prior year comparisons and softer citywide calendars in a number of markets. In addition to these headwinds, and as previously disclosed, the Company’s third quarter RevPAR was also impacted by three transformative renovations as well as the closure of the Austin Convention Center for expansion, which collectively had an approximately 200 basis point negative impact. As a result, the Company's Comparable RevPAR declined by 5.1%, though RevPAR trends improved sequentially each month of the quarter. Despite an occupancy decline of 3.1%, the Company also achieved out-of-room revenues growth of 1.3% during the third quarter, benefitting from the success of its Return on Investment (“ROI”) initiatives, which along with tight cost containment, contributed to bottom line results.

Share Repurchases
During the third quarter, the Company repurchased 0.2 million common shares for approximately $1.3 million at an average price of $7.29. Year-to-date, the Company has repurchased 3.3 million common shares for approximately $28.6 million. As of November 5, 2025, the Company's 2025 share repurchase program had a remaining capacity of $245.7 million.

Balance Sheet
As of September 30, 2025, the Company had approximately $1.0 billion of total liquidity, comprised of approximately $375 million of unrestricted cash and $600 million available under its revolving credit facility (the "Revolver"), as well as $2.2 billion of debt outstanding.

Dividends
The Company’s Board of Trustees declared a quarterly cash dividend of $0.15 per common share of beneficial interest of the Company in the third quarter. The dividend was paid on October 15, 2025 to shareholders of record as of September 30, 2025.

The Company's Board of Trustees declared a third quarter cash dividend of $0.4875 on the Company’s Series A Preferred Shares. The dividend was paid on October 31, 2025 to shareholders of record as of September 30, 2025.

2025 Outlook
The Company is updating its full-year outlook to incorporate year-to-date performance as well as the anticipated impact from the ongoing government shutdown to overall travel and fourth quarter performance.

No future acquisitions, dispositions, financings, or share repurchases are incorporated into the Company's outlook and could result in a material change to the Company's outlook.

FY 2025
Comparable RevPAR Growth	-2.6% to -1.9%
Comparable Hotel EBITDA	$357.5M to $365.5M
Adjusted EBITDA	$324.0M to $332.0M
Adjusted FFO per diluted share	$1.31 to $1.37

Additionally, the Company's full year 2025 outlook includes:

•Net interest expense in the range of $98.5 million to $99.5 million
•Cash corporate G&A in the range of $32.5 million to $33.5 million
•Capital expenditures related to renovations in the range of $80 million to $100 million
•Diluted weighted average common shares and units of 150.9 million

Earnings Call
The Company will conduct its quarterly analyst and investor conference call on November 6, 2025 at 12:00 p.m. (Eastern Time). The conference call can be accessed by dialing (877) 407-3982 or (201) 493-6780 for international participants and requesting RLJ Lodging Trust’s third quarter earnings conference call. Additionally, a live webcast of the conference call will be available through the Company’s website at http://www.rljlodgingtrust.com. A replay of the conference call webcast will be archived and available through the Investor Relations section of the Company’s website for two weeks.

Supplemental Information
Please refer to the presentation of supplemental information for additional detail and comparable operating statistics, which will be available through the Investor Relations section of the Company's website.

About Us
RLJ Lodging Trust ("RLJ") is a self-advised, publicly traded real estate investment trust that owns 94 premium-branded, rooms-oriented, high-margin, urban-centric hotels located within the heart of demand locations. Our hotels are geographically diverse and concentrated in major urban markets that provide multiple demand generators from business, leisure, and other travelers.

Forward-Looking Statements
This information contains certain statements, other than purely historical information, including estimates, projections, statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, that are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” “may,” or similar expressions. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and our actual results could differ materially from those set forth in the forward-looking statements. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cautions investors not to place undue reliance on these forward-looking statements and urges investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, which will be filed on November 5, 2025, as well as risks, uncertainties and other factors discussed in other documents filed by the Company with the Securities and Exchange Commission.

###
 Additional Contacts:
Leslie D. Hale, President and Chief Executive Officer – (301) 280-7777
Nikhil Bhalla, Chief Financial Officer – (301) 280-7777

For additional information or to receive press releases via email, please visit our website:
 https://www.rljlodgingtrust.com

RLJ Lodging Trust
Non-GAAP and Accounting Commentary

Non-Generally Accepted Accounting Principles (“Non-GAAP”) Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its performance: (1) FFO, (2) Adjusted FFO, (3) EBITDA, (4) EBITDAre, (5) Adjusted EBITDA, (6) Hotel EBITDA, and (7) Hotel EBITDA Margin. These Non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss as a measure of its operating performance. FFO, Adjusted FFO, EBITDA, EBITDAre, Adjusted EBITDA, Hotel EBITDA, and Hotel EBITDA Margin, as calculated by the Company, may not be comparable to other companies that do not define such terms exactly as the Company defines such terms.

Funds From Operations (“FFO”)
The Company calculates Funds from Operations (“FFO”) in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding gains or losses from sales of real estate, impairment, the cumulative effect of changes in accounting principles, plus depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company believes that the presentation of FFO provides useful information to investors regarding the Company’s operating performance and can facilitate comparisons of operating performance between periods and between real estate investment trusts (“REITs”), even though FFO does not represent an amount that accrues directly to common shareholders.

The Company’s calculation of FFO may not be comparable to measures calculated by other companies who do not use the NAREIT definition of FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. Additionally, FFO may not be helpful when comparing the Company to non-REITs. The Company presents FFO attributable to common shareholders, which includes unitholders of limited partnership interest (“OP units”) in RLJ Lodging Trust, L.P., the Company’s operating partnership, because the OP units may be redeemed for common shares of the Company. The Company believes it is meaningful for the investor to understand FFO attributable to all common shares and OP units.

EBITDA and EBITDAre
Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) is defined as net income or loss excluding: (1) interest expense; (2) income tax expense; and (3) depreciation and amortization expense. The Company considers EBITDA useful to an investor in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization expense) from its operating results. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions.

In addition to EBITDA, the Company presents EBITDAre in accordance with NAREIT guidelines, which defines EBITDAre as net income or loss (calculated in accordance with GAAP) excluding interest expense, income tax expense, depreciation and amortization expense, gains or losses from sales of real estate, impairment, and adjustments for unconsolidated joint ventures. The Company believes that the presentation of EBITDAre provides useful information to investors regarding the Company's operating performance and can facilitate comparisons of operating performance between periods and between REITs.

Adjustments to FFO and EBITDA
The Company adjusts FFO, EBITDA, and EBITDAre for certain items that the Company considers outside the normal course of operations. The Company believes that Adjusted FFO, Adjusted EBITDA, and Adjusted EBITDAre provide useful supplemental information to investors regarding its ongoing operating performance that, when considered with net income or loss, FFO, EBITDA, and EBITDAre, are beneficial to an investor’s understanding of the Company's operating performance. The Company adjusts FFO, EBITDA, and EBITDAre for the following items:

•Transaction Costs: The Company excludes transaction costs expensed during the period
•Pre-Opening Costs: The Company excludes certain costs related to pre-opening of hotels
•Non-Cash Expenses: The Company excludes the effect of certain non-cash items such as gains or losses on extinguishment of indebtedness, the amortization of share-based compensation, non-cash income tax expense or benefit, non-cash interest expense related to discontinued interest rate hedges, and derivative gains or losses in accumulated other comprehensive income reclassified to earnings.
•Other Non-Operational Expenses: The Company excludes the effect of certain non-operational expenses representing income and expenses outside the normal course of operations

Hotel EBITDA and Hotel EBITDA Margin
With respect to Consolidated Hotel EBITDA, the Company believes that excluding the effect of corporate-level expenses and certain non-cash items provides a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company’s hotels and the effectiveness of third-party management companies.

Comparable Hotel EBITDA and Comparable Hotel EBITDA margin include prior ownership information provided by the sellers of the hotels for periods prior to our acquisition of the hotels and excludes results from sold hotels as applicable.

Comparable adjustments: Acquired hotel
For the three and nine months ended September 30, 2025 and 2024, Comparable adjustments included the following acquired hotel:
•Hotel Teatro acquired in June 2024

Comparable adjustments: Sold hotels
For the three and nine months ended September 30, 2025 and 2024, Comparable adjustments included the following sold hotels:
•Residence Inn Merrillville sold in May 2024
•Fairfield Inn & Suites Denver Cherry Creek sold in September 2024
•Courtyard Atlanta Buckhead sold in March 2025

RLJ Lodging Trust
Consolidated Balance Sheets
(Amounts in thousands, except share and per share data)
(unaudited)

	September 30, 2025	December 31, 2024
Assets
Investment in hotel properties, net	$4,191,220	$4,250,524
Investment in unconsolidated joint ventures	7,144	7,457
Cash and cash equivalents	374,827	409,809
Restricted cash reserves	29,234	23,516
Hotel and other receivables, net of allowance of $118 and $169, respectively	30,386	25,494
Lease right-of-use assets	124,640	128,111
Prepaid expense and other assets	35,704	38,968
Total assets	$4,793,155	$4,883,879
Liabilities and Equity
Debt, net	$2,222,111	$2,220,081
Accounts payable and other liabilities	162,207	154,643
Advance deposits and deferred revenue	40,856	40,242
Lease liabilities	118,396	119,102
Accrued interest	10,891	20,900
Distributions payable	30,645	30,634
Total liabilities	2,585,106	2,585,602
Equity
Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value, 50,000,000 shares authorized
Series A Cumulative Convertible Preferred Shares, $0.01 par value, 12,950,000 shares authorized; 12,879,475 shares issued and outstanding, liquidation value of $328,266, at September 30, 2025 and December 31, 2024	366,936	366,936
Common shares of beneficial interest, $0.01 par value, 450,000,000 shares authorized; 151,048,741 and 153,295,577 shares issued and outstanding at September 30, 2025 and December 31, 2024, respectively	1,510	1,533
Additional paid-in capital	2,973,044	2,992,487
Distributions in excess of net earnings	(1,149,658)	(1,090,186)
Accumulated other comprehensive income	2,892	13,788
Total shareholders’ equity	2,194,724	2,284,558
Noncontrolling interests:
Noncontrolling interest in the Operating Partnership	5,854	6,130
Noncontrolling interest in consolidated joint ventures	7,471	7,589
Total noncontrolling interest	13,325	13,719
Total equity	2,208,049	2,298,277
Total liabilities and equity	$4,793,155	$4,883,879
Note: The corresponding notes to the consolidated financial statements can be found in the Company’s Quarterly Report on Form 10-Q.

RLJ Lodging Trust
Consolidated Statements of Operations
(Amounts in thousands, except share and per share data)
(unaudited)

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
Revenues
Operating revenues
Room revenue	$267,367	$283,614	$831,122	$853,896
Food and beverage revenue	36,884	36,983	116,331	113,515
Other revenue	25,794	25,147	73,814	72,040
Total revenues	330,045	345,744	1,021,267	1,039,451
Expenses
Operating expenses
Room expense	74,685	74,558	220,101	217,885
Food and beverage expense	29,314	29,348	88,978	88,279
Management and franchise fee expense	25,253	27,339	78,848	82,783
Other operating expenses	94,112	92,350	278,610	272,951
Total property operating expenses	223,364	223,595	666,537	661,898
Depreciation and amortization	46,996	44,892	139,147	134,045
Property tax, insurance and other	26,647	24,156	80,340	80,743
General and administrative	11,782	12,781	35,566	41,826
Transaction costs	128	209	240	299
Total operating expenses	308,917	305,633	921,830	918,811
Other income, net	670	791	2,706	4,669
Interest income	3,502	4,286	10,118	13,191
Interest expense	(28,309)	(28,643)	(83,737)	(83,150)
(Loss) gain on sale of hotel properties, net	(141)	4,755	802	8,301
Loss on extinguishment of indebtedness, net	—	(129)	(34)	(129)
(Loss) income before equity in (loss) income from unconsolidated joint ventures	(3,150)	21,171	29,292	63,522
Equity in (loss) income from unconsolidated joint ventures	(307)	(149)	(313)	239
(Loss) income before income tax expense	(3,457)	21,022	28,979	63,761
Income tax expense	(341)	(379)	(974)	(1,081)
Net (loss) income	(3,798)	20,643	28,005	62,680
Net loss (income) attributable to noncontrolling interests:
Noncontrolling interest in the Operating Partnership	52	(49)	(44)	(216)
Noncontrolling interest in consolidated joint ventures	10	8	118	181
Net (loss) income attributable to RLJ	(3,736)	20,602	28,079	62,645
Preferred dividends	(6,279)	(6,279)	(18,836)	(18,836)
Net (loss) income attributable to common shareholders	$(10,015)	$14,323	$9,243	$43,809
Basic per common share data:
Net (loss) income per share attributable to common shareholders - basic	$(0.07)	$0.09	$0.06	$0.28
Weighted-average number of common shares	149,129,419	153,070,639	149,850,781	153,226,734
Basic and diluted per common share data:
Net (loss) income per share attributable to common shareholders	$(0.07)	$0.09	$0.06	$0.28
Weighted-average number of common shares	149,129,419	153,240,169	149,987,216	153,830,754
Note: The Statements of Comprehensive Income and corresponding notes to the consolidated financial statements can be found in the Company’s Quarterly Report on Form 10-Q.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands, except per share data)
(unaudited)

Funds from Operations (FFO) Attributable to Common Shareholders and Unitholders

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
Net (loss) income	$(3,798)	$20,643	$28,005	$62,680
Preferred dividends	(6,279)	(6,279)	(18,836)	(18,836)
Depreciation and amortization	46,996	44,892	139,147	134,045
Loss (gain) on sale of hotel properties, net	141	(4,755)	(802)	(8,301)
Noncontrolling interest in consolidated joint ventures	10	8	118	181
Adjustments related to consolidated joint venture (1)	(50)	(47)	(147)	(139)
Adjustments related to unconsolidated joint venture (2)	225	227	706	685
FFO	37,245	54,689	148,191	170,315
Transaction costs	128	209	240	299
Pre-opening costs (3)	69	888	520	1,088
Loss on extinguishment of indebtedness, net	—	129	34	129
Amortization of share-based compensation	4,043	4,550	11,280	16,260
Non-cash interest expense related to discontinued interest rate hedges	144	386	433	1,287
Other (income) expenses (4)	(526)	304	(14)	2,256
Adjusted FFO	$41,103	$61,155	$160,684	$191,634

Adjusted FFO per common share and unit-basic	$0.27	$0.40	$1.07	$1.24
Adjusted FFO per common share and unit-diluted	$0.27	$0.40	$1.07	$1.24

Basic weighted-average common shares and units outstanding (5)	149,901	153,842	150,623	153,999
Diluted weighted-average common shares and units outstanding (5)	150,117	154,012	150,759	154,603
Notes:
(1)Includes depreciation and amortization expense allocated to the noncontrolling interest in the consolidated joint venture.
(2)Includes our ownership interest in the depreciation and amortization expense of the unconsolidated joint venture.
(3)Represents expenses related to the brand conversions of certain hotel properties prior to opening.
(4)Represents income and expenses outside of the normal course of operations.
(5)Includes 0.8 million weighted-average operating partnership units for the three and nine months ended September 30, 2025 and 2024.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands)
(unaudited)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
Net (loss) income	$(3,798)	$20,643	$28,005	$62,680
Depreciation and amortization	46,996	44,892	139,147	134,045
Interest expense, net of interest income	24,807	24,357	73,619	69,959
Income tax expense	341	379	974	1,081
Adjustments related to unconsolidated joint venture (1)	382	331	1,182	998
EBITDA	68,728	90,602	242,927	268,763
Loss (gain) on sale of hotel properties, net	141	(4,755)	(802)	(8,301)
EBITDAre	68,869	85,847	242,125	260,462
Transaction costs	128	209	240	299
Pre-opening costs (2)	69	888	520	1,088
Loss on extinguishment of indebtedness, net	—	129	34	129
Amortization of share-based compensation	4,043	4,550	11,280	16,260
Other (income) expenses (3)	(526)	304	(14)	2,256
Adjusted EBITDA	72,583	91,927	254,185	280,494
General and administrative	7,739	8,231	24,286	25,566
Other corporate adjustments	703	929	1,853	2,285
Consolidated Hotel EBITDA	81,025	101,087	280,324	308,345
Comparable adjustments - income from sold hotels	(273)	(421)	(1,251)	(1,892)
Comparable adjustments - income from acquired hotels	—	—	—	525
Comparable Hotel EBITDA	$80,752	$100,666	$279,073	$306,978
Notes:
(1)Includes our ownership interest in the interest, depreciation, and amortization expense of the unconsolidated joint venture.
(2)Represents expenses related to the brand conversions of certain hotel properties prior to opening.
(3)Represents income and expenses outside of the normal course of operations.

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures
(Amounts in thousands except margin data)
(unaudited)

Comparable Hotel EBITDA Margin

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
Total revenue	$330,045	$345,744	$1,021,267	$1,039,451
Comparable adjustments - revenue from sold hotels	—	(2,061)	(1,103)	(7,948)
Comparable adjustments - revenue from prior ownership of acquired hotels	—	—	—	3,834
Other corporate adjustments / non-hotel revenue	(18)	(18)	(53)	(53)
Comparable Hotel Revenue	$330,027	$343,665	$1,020,111	$1,035,284

Comparable Hotel EBITDA	$80,752	$100,666	$279,073	$306,978

Comparable Hotel EBITDA Margin	24.5%	29.3%	27.4%	29.7%

RLJ Lodging Trust
Reconciliation of Non-GAAP Measures - Full-Year Outlook
(Amounts in millions)
(unaudited)

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

	For the year ended December 31, 2025
	Low End	High End
Net income	$21.4	$28.4
Depreciation and amortization	186.0	186.0
Interest expense, net of interest income	98.5	99.5
Income tax expense	1.3	1.3
Adjustments related to joint ventures	1.6	1.6
EBITDA	308.8	316.8
Gain on sale of hotel properties, net	(0.8)	(0.8)
EBITDAre	308.0	316.0
Amortization of share-based compensation	15.3	15.3
All other items, net	0.7	0.7
Adjusted EBITDA	324.0	332.0
General and administrative	32.5	33.5
Other corporate adjustments	2.2	1.2
Consolidated Hotel EBITDA	358.7	366.7
Comparable adjustments - income from sold hotels	(1.2)	(1.2)
Consolidated Hotel EBITDA/Comparable Hotel EBITDA	$357.5	$365.5

Funds from Operations (FFO) Attributable to Common Shareholders and Unitholders

	For the year ended December 31, 2025
	Low End	High End
Net income	$21.4	$28.4
Preferred dividends	(25.1)	(25.1)
Depreciation and amortization	186.0	186.0
Gain on sale of hotel properties, net	(0.8)	(0.8)
Adjustments related to joint ventures	1.0	1.0
FFO	182.5	189.5
Amortization of share-based compensation	15.3	15.3
All other items, net	0.6	1.6
Adjusted FFO	$198.4	$206.4

Adjusted FFO per common share and unit-diluted	$1.31	$1.37

Diluted weighted-average common shares and units outstanding	150.9	150.9

RLJ Lodging Trust
Consolidated Debt Summary
(Amounts in thousands except interest data)
(unaudited)

Loan	Base Term (Years)	Maturity (incl. extensions)	Floating / Fixed (1)	Interest Rate (2)	Balance as of September 30, 2025 (3)
Mortgage Debt
Mortgage loan - 1 hotel	10	Jan 2029	Fixed	5.06%	$25,000
Mortgage loan - 3 hotels	5	Apr 2026	Floating	5.83%	96,000
Mortgage loan - 4 hotels	5	Apr 2026	Floating	5.83%	85,000
Weighted Average / Mortgage Total				5.74%	$206,000

Corporate Debt
Revolver (4)	4	May 2028	Floating	—	$—
$225 Million Term Loan Maturing 2026	3	May 2028	Floating	5.16%	225,000
$500 Million Term Loan Maturing 2027	3	September 2029	Floating	4.86%	500,000
$500 Million Senior Notes due 2026	5	July 2026	Fixed	3.75%	500,000
$500 Million Senior Notes due 2029	8	September 2029	Fixed	4.00%	500,000
$300 Million Term Loan Maturing 2030	3	April 2030	Floating	5.83%	300,000
Weighted Average / Corporate Total				4.55%	$2,025,000

Weighted Average / Total				4.66%	$2,231,000
Notes:
(1)The floating interest rate is hedged, or partially hedged, with an interest rate swap.
(2)Interest rates as of September 30, 2025, inclusive of the impact of interest rate hedges.
(3)Excludes the impact of fair value adjustments and deferred financing costs.
(4)As of September 30, 2025, there was $600.0 million of borrowing capacity on the Revolver, which is charged an unused commitment fee of 0.25% annually.